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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 16, 2005

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                           RCG COMPANIES INCORPORATED
             (Exact name of registrant as specified in its charter)
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          Delaware                       1-8662                  23-2265039
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


6836 Morrison Blvd., Ste. 200, Charlotte,
              North Carolina                                     28211
(Address of principal executive offices)                      (Zip Code)

                          (704) 366-5054 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

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      On May 16, 2005,  the Company  issued a press  release with respect to the
Company's gross travel bookings for the month of April 2005 and three months ended April 2005.

      A copy of the press release is attached as an Exhibit hereto.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit     Description
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99          Press Release dated May 16, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 16, 2005

                                    RCG COMPANIES INCORPORATED


                                    By:  /s/ Marc E. Bercoon
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                                          Marc E. Bercoon
                                          President